Exhibit 99.6

                                                                 234567234567234567234567234567234567    1 OF11              NAMETHE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K    x  02  0000000000  JOB #  2  1 OF  123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.123452  PAGE  CONTROL # →  SHARES CUSIP # SEQUENCE #  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      Signature (Joint Owners)  Signature [PLEASE SIGN WITHIN BOX]  Date  Date      SHARES    0000512486_1 R1.0.0.177  FIRST NATIONAL CORPORATION - VAC/O BROADRIDGE CORPORATE ISSUER SOLUTIONSP.O. BOX 1342 BRENTWOOD, NY 11717  Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ON A1A 1A1  Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ON A1A 1A1  For Against Abstain0 0 00 0 0  VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/FXNC2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  The Board of Directors recommends you vote FOR the following:Approval of the issuance of shares of First National Corporation common stock, $1.25 par value per share, to the common shareholders of The Bank of Fincastle, pursuant to the Agreement and Plan of Merger, dated as of February 18, 2021, by and among First National Corporation, First National Corporation's wholly owned banking subsidiary, First Bank, and The Bank of Fincastle, under which The Bank of Fincastle will merge with and into First Bank.Approval of the adjournment of the First National Corporation Special Meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.  NOTE: To transact such other business as may properly come before the Special Meeting, and any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

                     0000512486_2 R1.0.0.177  Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice of Meeting and Joint Proxy Statement/Prospectus are available at www.proxyvote.com  FIRST NATIONAL CORPORATION - VASpecial Meeting of Shareholders June 16, 2021 10:00 AM Eastern TimeThis proxy is solicited by the Board of Directors  The shareholder(s) hereby appoint(s) Elizabeth H. Cottrell and Scott C. Harvard, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FIRST NATIONAL CORPORATION - VA that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held in a virtual meeting format only at www.virtualshareholdermeeting.com/FXNC2021SM, on Wednesday, June 16, 2021, beginning at 10:00 AM Eastern Time, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other business is presented at the Special Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.  Continued and to be signed on reverse side